SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[x]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: $0

[ ]	Fee paid previously with preliminary materials. N/A

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

361 DOMESTIC LONG/SHORT EQUITY FUND

361 GLOBAL LONG/SHORT EQUITY FUND

February 18, 2021

Dear Shareholder,

The shareholders of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), are being asked to approve (i) a new investment advisory agreement between the Trust and Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”), under which Hamilton Lane will serve as the investment advisor to the Funds (the “New Advisory Agreement”); and (ii) a new investment sub-advisory agreement between Hamilton Lane and Wells Capital Management, Inc. (“Wells Capital”), under which Wells Capital will continue to serve as the investment sub-advisor to the Funds (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”).

361 Capital, LLC (“361 Capital”), the Funds’ current investment advisor, and Wells Capital (and its predecessor), the Funds’ current investment sub-advisor, have served as the Funds’ investment advisor and sub-advisor, respectively, since the commencement of each Fund’s operations. On or about April 1, 2021, Hamilton Lane will acquire the assets of 361 Capital (the “Transaction”). Upon the closing of the Transaction, key personnel of 361 Capital will become employees of Hamilton Lane. 361 Capital has indicated its intent to terminate its investment advisory agreement with the Trust, on behalf of the Funds, subject to shareholder approval of the New Investment Advisory Agreement and the closing of the Transaction. After the closing of the Transaction 361 Capital intends to remain in business as a separate investment adviser for a limited period, but will no longer be involved in the management of either Fund. The termination of the current investment advisory agreement would also result in the termination of the current investment sub-advisory agreement between 361 Capital and Wells Capital.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended, at a meeting held on January 22, 2021, considered and approved the following: (i) the New Advisory Agreement which will allow Hamilton Lane to serve as the investment advisor to each Fund under terms substantially similar to those of the current advisory agreement, and (ii) the New Sub-Advisory Agreement which will allow Wells Capital to continue to serve as the investment sub-advisor to each Fund under terms substantially similar to those of the prior sub-advisory agreement.

You are being asked to approve the New Agreements. If approved by the shareholders of a Fund, each New Agreement will become effective upon the closing of the Transaction, which is expected to occur on April 1, 2021, with respect to that Fund and will be in effect for a two-year period. If the Closing of the Transaction does not occur or the New Investment Advisory Agreement is not approved with respect to the Funds, 361 Capital will continue as the investment advisor to the Funds and Wells Capital will continue as the investment sub-advisor to the Funds pursuant to the current investment advisory and investment sub-advisory agreements, respectively. If the New Advisory Agreement is approved with respect to a Fund but the corresponding New Sub-Advisory Agreement is not, it is possible that the Transaction will not close and Hamilton Lane will decide not to serve as investment advisor to the Fund, in which case 361 Capital and Wells Capital will continue as the investment advisor and sub-advisor, respectively, to the Fund.

The Funds’ investment objectives and investment strategies will not change as a result of the Transaction and the investment advisory personnel who currently provide services to the Funds will continue to do so following the Transaction. Approval of the New Agreements will not alter the number of shares of a Fund you own.

The Board of Trustees has concluded that appointing Hamilton Lane as the investment advisor to each Fund and Wells Capital as the investment sub-advisor to the Fund would serve the best interests of the Fund and its shareholders.

In addition, the Trust intends to request a type of exemption from the Securities and Exchange Commission, commonly referred to as “manager of managers” exemptive relief, which would allow Hamilton Lane and the Board of Trustees to replace sub-advisors of a Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that a Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote. Shareholders are being asked to approve the use of a "manager of managers" arrangement with respect to their Fund.

The Board of Trustees recommends that you vote FOR the approval of these proposals after carefully reviewing the enclosed materials.

Your vote is important. The Transaction and the proposals are discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Funds.

Sincerely,

Maureen Quill

President

i

361 DOMESTIC LONG/SHORT EQUITY FUND

361 GLOBAL LONG/SHORT EQUITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 17, 2021

A Special Meeting of Shareholders of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (the “Funds”) will be held on March 17, 2021, at 11:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of each Fund to vote on the following proposals with respect to their Fund:

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust, on behalf of the 361 Domestic Long/Short Equity Fund, and Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”);

2.	Approval of a new investment advisory agreement between Investment Managers Series Trust, on behalf of the 361 Global Long/Short Equity Fund, and Hamilton Lane;

3.	Approval of a new investment sub-advisory agreement between Hamilton Lane and Wells Capital Management, Inc. (“Wells Capital”), with respect to the 361 Domestic Long/Short Equity Fund;

4.	Approval of a new investment sub-advisory agreement between Hamilton Lane and Wells Capital, with respect to the 361 Global Long/Short Equity Fund;

5.	The use of a “manager of managers” arrangement to allow Hamilton Lane and the Board of Trustees of the Trust to replace the respective Fund’s sub-advisors in the future without a shareholder meeting; and

6.	Any other matters that properly come before the meeting.

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has unanimously approved Proposals 1-5 with respect to the Funds. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS WITH RESPECT TO YOUR FUND(S).

Please read the accompanying Proxy Statement for a more complete discussion of the Proposals. Shareholders of a Fund of record as of the close of business on February 10, 2021, are entitled to notice of, and to vote at, the Funds’ Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill

President

February 18, 2021

YOUR VOTE IS IMPORTANT

 PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: On January 28, 2021, 361 Capital, LLC (“361 Capital”) entered into a definitive agreement and plan of merger with Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”) pursuant to which Hamilton Lane will acquire the assets of 361 Capital (the “Transaction”). The closing of the Transaction is subject to the completion or waivers of various conditions, and is expected to occur on or about April 1, 2021 (the “Closing”). Upon the Closing, key personnel of 361 Capital will become employees of Hamilton Lane.

The Transaction is relevant to your Fund(s) because 361 Capital currently serves as investment advisor to your Fund. In addition, Wells Capital Management, Inc. (“Wells Capital”) currently serves as investment sub-advisor to your Fund. 361 Capital has indicated its intent to terminate its current investment advisory agreement with the Trust, on behalf of the Funds, subject to shareholder approval of the New Investment Advisory Agreement (defined below) and the Closing. After the Closing, 361 Capital intends to remain in business as a separate investment adviser for a limited period, but will no longer be involved in the management of either Fund. The termination of the current investment advisory agreement would also result in the termination of the current investment sub-advisory agreement between 361 Capital and Wells Capital. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, at a meeting held on January 22, 2021, considered and approved the following: (i) a new investment advisory agreement between the Trust and Hamilton Lane (the “New Advisory Agreement”) which will allow Hamilton Lane to serve as the investment advisor to each Fund, subject to the oversight of the Board, under terms that are substantially similar to those of the current investment advisory agreement with 361 Capital and for the same fees that are currently in effect, and (ii) a new investment sub-advisory agreement between Hamilton Lane and Wells Capital (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) which will allow Wells Capital to continue serve as the investment sub-advisor to each Fund, subject to the oversight of Hamilton Lane, under terms that are substantially similar to those of the current investment sub-advisory agreement between 361 Capital and Wells Capital and for the same fees that are currently in effect. The Board has determined that it is appropriate to seek shareholder approval of the New Agreements at a special meeting of shareholders of the Funds (the “Special Meeting”). If approved by shareholders of a Fund, each New Agreement will become effective upon the Closing (which is expected to occur on April 1, 2021) with respect to that Fund and will remain in effect for a two-year period.

If the Closing of the Transaction does not occur, the New Agreements will not go into effect and 361 Capital will continue as the investment advisor to the Funds and Wells Capital will continue as the investment sub-advisor to the Funds pursuant to the Funds’ current investment advisory and investment sub-advisory agreements, respectively.

Copies of the New Advisory Agreement and New Sub-Advisory Agreement are included in this Proxy Statement as Appendix A and Appendix B, respectively.

In addition, the Board is recommending that shareholders approve the use of a “manager of managers” arrangement which would allow Hamilton Lane to replace sub-advisors of a Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that a Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote.

Question: What Proposals am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the following Proposals with respect to your Fund: (i) the approval of the New Advisory Agreement between the Trust and Hamilton Lane; (ii) the approval of the New Sub-Advisory Agreement between Hamilton Lane and Wells Capital; (iii) the approval of a “manager of managers” arrangement; and (iv) any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The implementation of the Proposals, except for the approval of the “manager of managers” arrangement, is subject to the closing of the Transaction.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because you own shares of the Fund(s) and have the right to vote on these very important Proposals concerning your investment.

Question: How will the Transaction or the approval of the New Agreements affect me as a Fund Shareholder?

Answer: The terms of the New Advisory Agreement are substantially similar to those of the current investment advisory agreement between the Trust and 361 Capital in all material respects except for the new commencement date. The advisory fee rates will remain the same as the advisory fees currently paid to 361. Similarly, the terms of the New Sub-Advisory Agreement are substantially similar to the investment sub-advisory agreement between 361 Capital and Wells Capital except for the new commencement date. If approved by the shareholders, the New Agreements will have an initial two-year term and will be subject to annual renewal thereafter.

There will be no changes in the Funds’ investment objectives or principal investment strategies as a result of the completion of the Transaction or the approval of the New Agreements, and you will still own the same number of shares of your Fund(s). The portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Question: Will my Fund’s contractual management fee rates increase?

Answer: The investment advisory fee rates and investment sub-advisory fee rates proposed for the Funds will not increase as a result of the Transaction. All sub-advisory fees with respect to each Fund will be paid by Hamilton Lane and not the Fund. In addition, Hamilton Lane has contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect for a period of two years from the Closing of the Transaction.

Question: Has the Board of Trustees approved the New Agreements and how does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Agreements at a meeting held on January 22, 2021. The Board of Trustees recommends that you vote FOR the Proposals with respect to your Fund(s).

Question: What will happen if shareholders do not approve a Proposal?

Answer: The approval of the New Agreements by shareholders of a Fund is not dependent upon the approval of the New Agreements by shareholders of the other Fund; however, if shareholders do not approve the New Advisory Agreement with respect to the 361 Global Long/Short Equity Fund, then the Transaction will likely not close and 361 Capital and Wells Capital will continue to serve as the investment advisor and sub-advisor, respectively, to both Funds.

The approval of each New Sub-Advisory Agreement is dependent upon the approval of the corresponding New Advisory Agreement by shareholders of the applicable Fund. If the shareholders of a given Fund do not approve the New Advisory Agreement with respect to that Fund, then the New Sub-Advisory Agreement with respect to that Fund will not go into effect. If the New Advisory Agreement is approved with respect to a Fund but the corresponding New Sub-Advisory Agreement is not, it is possible the Transaction will not close and Hamilton Lane will decide not to serve as investment advisor to the Fund, in which case 361 Capital and Wells Capital will continue as the investment advisor and sub-advisor, respectively, to the Fund.

If shareholders of a Fund do not approve a Fund’s use of a “manager of managers” arrangement, then Hamilton Lane will not use the “manager of managers” arrangement with respect to that Fund and the Board will consider what further actions to take, if any, including resubmitting the Proposal to Fund shareholders at a later date.

Question: Who is entitled to vote?

Answer: If you owned shares of a Fund as of the close of business on February 10, 2021 (the “Record Date”), you are entitled to vote.

Question: What vote is required to approve each Proposal?

Answer: The Investment Company Act of 1940, as amended (the “1940 Act”) requires each Proposal to be approved by a “majority of the outstanding voting securities” of the respective Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Question: When and where will the Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on March 17, 2021, at 11:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

•	In Person: Attend the Special Meeting as described in the Proxy Statement.
•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;
•	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or
•	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposals with respect to your Fund(s).

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: 361 Capital and Hamilton Lane have agreed to bear all costs related to the Special Meeting, including legal costs, the costs of retaining Okapi Partners, and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card(s). Representatives are available Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

 361 DOMESTIC LONG/SHORT EQUITY FUND AND
361 GLOBAL LONG/SHORT EQUITY FUND

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (each, a “Fund” and together, the “Funds”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about February 19, 2021, to the shareholders of the Funds of record as of February 10, 2021 (the “Record Date”).

Information on each Fund’s shares issued and outstanding is included in Appendix D. Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of a Fund or 25% or more of a Fund’s outstanding shares as of the Record Date is set forth in Appendix E. Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on March 17, 2021. This Proxy Statement is available on the Internet at WWW.OKAPIVOTE.COM/361Capital.

INTRODUCTION

The shareholders of each Fund are being asked to approve (i) an investment advisory agreement between the Trust and Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”), under which Hamilton Lane will serve as the investment advisor to the Fund (the “New Advisory Agreement”); and (ii) an investment sub-advisory agreement between Hamilton Lane and Wells Capital Management, Inc. (“Wells Capital”), under which Wells Capital will continue to serve as the investment sub-advisor to the Fund (the “New Sub-Advisory Agreement” and together with the New Advisor Agreement, the “New Agreements”).

On January 28, 2021, 361 Capital, LLC (“361 Capital”) entered into a definitive agreement and plan of merger with Hamilton Lane pursuant to which Hamilton Lane will acquire the assets of 361 Capital (the “Transaction”). The Closing of the Transaction is subject to the completion or waivers of various conditions, and is expected to close on or about April 1, 2021 (the “Closing”). Upon the Closing, key personnel of 361 Capital will become employees of Hamilton Lane. Currently, 361 Capital serves as investment advisor to each Fund and Wells Capital serves as investment sub-advisor to each Fund. 361 Capital has indicated its intent to terminate its investment advisory agreement with the Trust, on behalf of the Funds, subject to shareholder approval of the New Investment Advisory Agreement and the Closing. 361 Capital intends to remain in business as a separate investment adviser for a limited period after the Closing, but will no longer be involved in the management of either Fund. The termination of the current investment advisory agreement would also result in the termination of the current investment sub-advisory agreement between 361 Capital and Wells Capital.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act” ), at a meeting held on January 22, 2021, considered and approved the following: (i) the New Advisory Agreement which, subject to shareholder approval, will allow Hamilton Lane, subject to the oversight of the Board of Trustees, to serve as the investment advisor to each Fund under terms that are substantially similar to those of the current investment advisory agreement with 361 Capital, and (ii) the New Sub-Advisory Agreement which, subject to shareholder approval, will allow Wells Capital to continue to serve as the investment sub-advisor to each Fund under terms that are substantially similar to those of the current investment sub-advisory agreement between 361 Capital and Wells Capital.

The implementation of each New Agreement is subject to the closing of the Transaction and the approval of the applicable Fund’s shareholders.

The approval of the New Agreements by shareholders of a Fund is not dependent upon the approval of the New Agreements by shareholders of the other Fund; however, if shareholders do not approve the New Advisory Agreement with respect to the 361 Global Long/Short Equity Fund, then the Transaction will likely not close and 361 Capital and Wells Capital will continue to serve as the investment advisor and sub-advisor, respectively, to both Funds. The approval of each New Sub-Advisory Agreement is dependent upon the approval of the corresponding New Advisory Agreement by shareholders of the applicable Fund. If the shareholders of a given Fund do not approve the New Advisory Agreement with respect to that Fund, then the New Sub-Advisory Agreement with respect to that Fund will not go into effect. If the New Advisory Agreement is approved with respect to a Fund but the corresponding New Sub-Advisory Agreement is not, it is possible the Transaction will not close and Hamilton Lane will decide not to serve as investment advisor to the Fund, in which case 361 Capital and Wells Capital will continue as the investment advisor and sub-advisor, respectively, to the Fund.

The New Advisory Agreement and New Sub-Advisory Agreement are included as Appendix A and Appendix B, respectively, to this Proxy Statement. All references to the New Advisory Agreement and New Sub-Advisory Agreement are qualified by reference to Appendix A and Appendix B, respectively.

In addition, shareholders are being asked to approve the use of a "manager of managers" arrangement with respect to their Fund, which would allow Hamilton Lane and the Board of Trustees to replace sub-advisors of a Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that a Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote.

PROPOSALS 1 AND 2 – APPROVAL OF NEW ADVISORY AGREEMENT

Information Regarding 361 Capital and the Current Investment Advisory Agreement with 361 Capital

361 Capital, located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, is currently the investment advisor to the Funds. Founded in 2001, 361 Capital is an SEC-registered investment advisor. As of December 31, 2020, 361 Capital’s total assets under management were approximately $734 million. 361 Capital is registered with the Commodities Futures Trading Commission as a “commodity pool operator.” 361 Capital is controlled by its Principal, Thomas I. Florence, located at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237.

361 Capital serves as investment advisor to each Fund pursuant to an investment advisory agreement with the Trust dated December 5, 2013, as amended December 18, 2017, and amended and restated December 19, 2018 (the “361 Advisory Agreement”). The 361 Advisory Agreement describes the services that 361 Capital provides to the Funds, which generally include reviewing, supervising, and administering the investment program of the Funds. In addition, 361 Capital has the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, is responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. 361 Capital is not liable to the Trust under the terms of the 361 Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by 361 Capital or the Trust in connection with the performance of the 361 Advisory Agreement, except a loss resulting from a breach of fiduciary duty by 361 Capital with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on 361 Capital’s part in the performance of its duties or from reckless disregard by 361 Capital of its duties under the 361 Advisory Agreement. The 361 Advisory Agreement continues in force from year to year with respect to the Funds so long as it is specifically approved at least annually in the manner required by the 1940 Act. The 361 Advisory Agreement may be terminated with respect to either Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to 361 Capital; or (ii) by 361 Capital on 60 days’ written notice to the Trust. In addition, the 361 Advisory Agreement with respect to a Fund will terminate automatically upon its assignment.

The 361 Advisory Agreement with respect to the 361 Domestic Long/Short Equity Fund was submitted for approval by the initial shareholder of the Fund prior to the Fund’s commencement of operations on March 31, 2016. The 361 Advisory Agreement with respect to the 361 Global Long/Short Equity Fund was submitted for approval by the initial shareholder of the Fund prior the Fund’s commencement of operations on December 4, 2014. The 361 Advisory Agreement with respect to each Fund was last renewed by the Trust’s Board on December 8-9, 2020.

Pursuant to the 361 Advisory Agreement, for its services, 361 Capital is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended October 31, 2020, 361 Capital received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of each relevant Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended October 31, 2020 (Net of Waiver)
361 Domestic Long/Short Equity Fund	1.10%	0.52%
361 Global Long/Short Equity Fund	1.25%	1.20%

The investment advisory fees paid by each Fund to 361 Capital and applicable fee waivers during each Fund’s most recent fiscal year ended October 31, 2020, were as follows:

Fund Name	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fees
361 Domestic Long/Short Equity Fund	$303,545	($161,328)	$142,217
361 Global Long/Short Equity Fund	$9,404,755	($407,583)	$8,997,172

361 Capital has contractually agreed until February 28, 2022, to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.39% of the average daily net assets of the Fund. Fees waived and expenses paid by 361 Capital may be reimbursed for a period ending three full fiscal years from the day of any such waiver or payment if the reimbursement will not cause a Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Pursuant to an exemptive order received from the SEC, 361 Capital is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, each Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Funds to make modified disclosures regarding their sub-advisory fees. Approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.

A discussion regarding the basis for the Board’s most recent approval of the 361 Advisory Agreement with respect to each Fund will be available in the Funds’ Semi-Annual Report dated April 30, 2021.

The names and principal occupations of each principal executive officer and director of 361 Capital are listed below. Unless otherwise noted, the address of each person listed is 361 Capital, LLC, 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237.

Name	Principal Occupation
Thomas Florence	Member and Chief Executive Officer
Blaine Rollins	Member
Joshua Vail	President
Wade Clouse	Chief Compliance Officer
Joseph Paonessa	Chief Financial Officer
Forestview Ventures, LLC	Managing Member
Lighthouse Investment Partners, LLC	Member
Lovell Minnick Equity Partners III LP	Member
LM 361 Capital Investment Partnership LP	Member

361 Capital does not serve as investment advisor to any other mutual fund which has investment objectives similar to those of each Fund.

Information Regarding Hamilton Lane

Hamilton Lane, located at One Presidential Boulevard, 4th Floor, Bala Cynwyd, Pennsylvania 19004, is an investment advisor registered with the SEC. Hamilton Lane is controlled by Hamilton Lane Incorporated, located at One Presidential Boulevard, 4th Floor, Bala Cynwyd, Pennsylvania 19004.

The names and principal occupations of the principal executive officers and members of Hamilton Lane, located at One Presidential Boulevard, 4th Floor, Bala Cynwyd, Pennsylvania 19004, are listed below:

Name	Principal Occupation/Title
Hamilton Lane Advisors Inc.	Member
Mario Giannini	Chief Executive Officer
Hartley Rogers	Chairman
HLA Investments, LLC	Member
HL Management Investors LLC	Member
Erik Hirsch	Chairman and Head of Strategic Initiatives
Kevin Lucey	Chief Operating Officer
Hamilton Lane Inc.	Managing Member
Lydia Gavalis	General Counsel
Frederick Shaw	Chief Compliance Officer
Atul Varma	Chief Financial Officer

Hamilton Lane does not provide investment advisory services to any other registered funds that have investment objectives and investment strategies similar to those of the Funds.

Terms of the New Advisory Agreement with Hamilton Lane

The terms of the New Advisory Agreement with Hamilton Lane are substantially the same as the terms of the 361 Advisory Agreement. The New Advisory Agreement describes the services that Hamilton Lane would provide to the Funds, which generally would include reviewing, supervising, and administering the investment program of the Funds. In addition, Hamilton Lane would have the ability to delegate day-to-day portfolio management responsibilities of each Fund to one or more sub-advisors, and in that connection, would be responsible for making recommendations to the Board of Trustees of the Trust with respect to hiring, termination and replacement of any sub-advisor of the Funds. Hamilton Lane would not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Hamilton Lane or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Hamilton Lane with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Hamilton Lane’s part in the performance of its duties or from reckless disregard by Hamilton Lane of its duties under the New Advisory Agreement.

If approved by the shareholders of a Fund, the New Advisory Agreement would continue in force with respect to the Fund for a period of two years following the Closing of the Transaction, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund upon 60 days’ written notice to Hamilton Lane; or (ii) by Hamilton Lane upon 60 days’ written notice to the Trust. The New Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, Hamilton Lane would be entitled to an annual advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the 361 Advisory Agreement:

Fund	Fee
361 Domestic Long/Short Equity Fund	1.10% of the Fund’s daily net assets
361 Global Long/Short Equity Fund	1.25% of the Fund’s daily net assets

In addition, Hamilton Lane has contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect for a period of two years from the Closing of the Transaction. In particular, Hamilton Lane has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the Fund’s total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.39% of average daily net assets of the Fund’s shares. This agreement will remain in effect for a two-year period from the effective date of the New Advisory Agreement (which is the Closing of the Transaction). Fees waived and expenses paid by Hamilton Lane may be reimbursed for a period ending three full fiscal years from the day of any such waiver or payment. In addition, Hamilton Lane is permitted to seek reimbursement of fees waived or payments made by 361 Capital to a Fund prior to the Transaction, for a period of three full fiscal years from the day of any such waiver or payment. In each case, such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Board Consideration of New Advisory Agreement

In advance of its meeting held on January 22, 2021 meeting, the Board received information about the Funds and the New Advisory Agreement from 361 Capital and Hamilton Lane, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Hamilton Lane’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each, a “Fund Universe”) for the one-, three- and five-year periods ended September 30, 2020; and reports comparing the investment advisory fees and total expenses of each Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. In addition, the Board considered information reviewed by the Board throughout the year at other Board and Board committee meetings. No representatives of 361 Capital or Hamilton Lane were present during the Board’s consideration of the New Advisory Agreement.

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided by Hamilton Lane to the Funds. In doing so, the Board considered the role of Hamilton Lane as investment advisor to the Funds, noting that Hamilton Lane would provide overall supervision of the general investment management and investment operations of each Fund and oversight of Wells Capital with respect to the Fund’s operations. The Board noted that Hamilton Lane’s responsibilities would include monitoring the investment and trading activities of Wells Capital, monitoring each Fund’s compliance with its investment policies, and providing general administrative services related to Hamilton Lane’s overall supervision of the Funds. The Board considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds, noting that key personnel of 361 Capital would continue to be involved in overall supervision of the general investment management and investment operations of each Fund as employees of Hamilton Lane. The Board also considered the overall quality of Hamilton Lane’s organization and operations, and Hamilton Lane’s compliance structure.

With respect to the performance results of the Fund, the meeting materials indicated the following:

•	The 361 Domestic Long/Short Equity Fund’s annualized total return for the one- and three-year periods were above the Long-Short Equity Peer Group median return and Fund Universe median return, but below the Russell 1000 Index return by 8.35% and 6.58%, respectively. The Trustees considered 361 Capital’s explanation that it expects the Fund’s 70% net long position to underperform relative to the Fund’s long-only benchmark in most positive return periods, and that the Index’ annualized return was over 12% for the prior three years. The Trustees also noted Broadridge’s observation that the Fund’s standard deviation was lower than the standard deviation of the Russell 1000 Index, which meant that the Fund had taken on less risk than the Russell 1000 Index, and that 361 Capital believed that the Fund was positioned to provide investors with the ability to participate in equity markets while minimizing volatility and downside risk.

•	The 361 Global Long/Short Equity Fund’s total return for the one-year period was above the Peer Group and Fund Universe but below the MSCI World Index return by 4.89%. The Fund’s total return for the three-year period was below the Peer Group, Fund Universe median returns and the MSCI World Index return by 0.42%, 0.31% and 5.69%, respectively. The Fund’s annualized total return for the five-year period was below the Peer Group median return, the Long-Short Equity Fund Universe median return and the MSCI World Index return by 0.20%, 0.48% and 6.26%, respectively. The Trustees considered 361 Capital’s explanation that it expects the Fund’s 70% net long position to underperform relative to the Fund’s long-only benchmark in most positive return periods, and that the Index’ annualized return was over 10% for the prior five years. The Trustees also considered 361 Capital’s explanation that the Fund’s underperformance over the three- and five-year periods was largely attributed to its 30% short exposure to high beta stocks; and that while high beta stocks tend to underperform over time, they do outperform over certain periods, including a period of significant outperformance in 2019.

Advisory Fees and Expense Ratios

The Board considered that under the New Advisory Agreement, Hamilton Lane would be entitled to the same advisory fees as 361 Capital is entitled under the 361 Advisory Agreement, and that in addition, Hamilton Lane had contractually agreed to maintain the same expense limitation arrangement for the Funds currently in effect for a period of two years from the Closing of the Transaction. With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The 361 Domestic Long/Short Equity Fund’s annual investment advisory fee (gross of fee waivers) was below the Peer Group median and Long-Short Equity Fund Universe median. The annual total expenses paid by the Fund (net of waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and Fund Universe median.

•	The 361 Global Long/Short Equity Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Long-Short Equity Fund Universe median but slightly higher than the Peer Group median by 0.025%. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median and lower than the Fund Universe median.

Profitability and Economies of Scale

The Board next considered information prepared by Hamilton Lane relating to its expected costs and profitability with respect to each Fund, noting that Hamilton Lane had agreed to maintain the current expense limitation arrangement for a period of two years from the Closing of the Transaction. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Trustees concluded that the expected profits of Hamilton Lane from its relationships with the Funds were reasonable.

The Board also considered the potential benefits to be received by Hamilton Lane as a result of Hamilton Lane’s relationship with the Funds, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Hamilton Lane’s compliance program, and the intangible benefits of Hamilton Lane’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of those Funds grow.

Conclusion

Based on its review, including its consideration of the fact that Hamilton Lane’s proposed compensation under the proposed New Advisory Agreement is the same as 361 Capital’s compensation under the 361 Advisory Agreement and that key personnel of 361 Capital would continue to be involved in overall supervision of the general investment management and investment operations of each Fund, the Board concluded that Hamilton Lane would have the capabilities, resources and personnel necessary to manage the Funds, and that in light of the services to be provided by Hamilton Lane to the Funds, the compensation to be paid to it under the New Advisory Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND HAMILTON LANE WITH RESPECT TO THEIR FUND(S).

PROPOSALS 3 AND 4 – APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Information Regarding Wells Capital and the Current Wells Capital Sub-Advisory Agreement

Wells Capital, with its principal place of business at 525 Market Street, San Francisco, California 94105, is an indirect wholly-owned subsidiary of Wells Fargo & Company, and is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital is part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company, which is located at 420 Montgomery Street, San Francisco, California 94104. As of December 31, 2020, Wells Capital had $603 billion in assets under management.

Wells Capital currently provides investment sub-advisory services to each Fund pursuant to a sub-advisory agreement between Wells Capital and 361 Capital dated November 20, 2014, as amended and restated on April 1, 2019 (the “Wells Capital Sub-Advisory Agreement”). The Wells Capital Sub-Advisory Agreement describes the services that Wells Capital provides to the Funds, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Wells Capital is not liable to 361 Capital or the Trust under the terms of the Wells Capital Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Wells Capital Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Wells Capital against any liability to 361 Capital or the Trust to which Wells Capital would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Wells Capital’s duties under the Wells Capital Sub-Advisory Agreement, or by reason of Wells Capital’s reckless disregard of its obligations and duties under the Wells Capital Sub-Advisory Agreement. The Wells Capital Sub-Advisory Agreement continues in force from year to year with respect to each Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Wells Capital Sub-Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, (ii) by a vote of a majority of the outstanding voting securities of the Fund, (iii) by 361 Capital on 60 days’ written notice to Wells Capital or (iv) by Wells Capital on 60 days’ written notice to the Trust and 361 Capital. In addition, the Wells Capital Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the 361 Advisory Agreement.

The Wells Capital Sub-Advisory Agreement with respect to each Fund was last submitted for approval by the shareholders at a meeting held on January 12, 2017. Shareholders were asked to approve the Wells Capital Sub-Advisory Agreement with respect to each Fund in connection with the acquisition of Analytic Investors, LLC, the Funds’ sub-advisor at that time, by Wells Fargo Asset Management. Analytic Investors, LLC later changed its name to Wells Capital. The Wells Capital Sub-Advisory Agreement with respect to the Funds was last renewed by the Trust’s Board on December 8-9, 2020.

Under the Wells Capital Sub-Advisory Agreement, Wells Capital receives an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule:

Fund	Fee
361 Domestic Long/Short Equity Fund	0.55% of the Fund’s daily net assets on first $1 billion; and 0.715% of the Fund’s daily net assets over $1 billion
361 Global Long/Short Equity Fund	0.625% of the Fund’s daily net assets on first $1 billion; and 0.8125% of the Fund’s daily net assets over $1 billion

All sub-advisory fees with respect to each Fund are paid by 361 Capital and not the Funds. Because 361 Capital pays Wells Capital, there is no “duplication” of advisory fees paid. The sub-advisory fees paid by 361 Capital to Wells Capital and applicable fee waivers during each Fund’s most recent fiscal year ended October 31, 2020, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees Waived	Net Sub-Advisory Fees
361 Domestic Long/Short Equity Fund	$151,773	($80,664)	$71,109
361 Global Long/Short Equity Fund	$4,702,378	($203,792)	$4,498,586

The names and principal occupations of each principal executive officer and director of Wells Capital, located at 525 Market Street, San Francisco, California 94105, are listed below. None of Wells Capital’s principal officers and directors has any position with the Funds.

Name	Principal Occupation/Title
Wells Fargo Asset Management Holdings, LLC	Direct Parent Company
Francis Jon Baranko	Director, President and Chief Investment Officer
Sallie Clements Squire	Chief Administrative Officer
Daniel James Mavico	Chief Compliance Officer
Siobhan Connolly Foy	Director

Wells Capital has indicated that it does not provide investment advisory services to any other registered funds which have investment objectives and investment strategies similar to those of the 361 Domestic Long/Short Equity Fund. The following information was provided by Wells Capital regarding the other mutual funds for which it serves as sub-advisor and which have investment objectives and investment strategies similar to those of the 361 Global Long/Short Equity Fund.

Fund	Fee rate	Total fund assets / net assets sub-advised by Wells Capital as of December 31, 2020	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
PACE Alternative Strategies Investments	First $150 million - 35 bps Next $200 million - 30 bps Thereafter - 25 bps	$71.8 million	No
Multi-Manager Directional Alternative Strategies	First $20 million – 75 bps Next $50 million – 70 bps Thereafter – 62.5 bps	$82.4 million	No

Terms of the New Sub-Advisory Agreement with Wells Capital

The terms of the New Sub-Advisory Agreement are substantially the same as the terms of the Wells Capital Sub-Advisory Agreement. The New Sub-Advisory Agreement describes the services that Wells Capital will provide to the Funds, which generally includes making decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Wells Capital will not be liable to Hamilton Lane or the Trust under the terms of the New Sub-Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New Sub-Advisory Agreement shall be deemed to protect, or purport to protect, Wells Capital against any liability to Hamilton Lane or the Trust to which Wells Capital would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of Wells Capital’s duties under the New Sub-Advisory Agreement, or by reason of Wells Capital’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. If approved by the shareholders of a Fund, the New Sub-Advisory Agreement would continue in force with respect to the Fund for a two-year period following the Closing of the Transaction, unless sooner terminated as provided in the New Sub-Advisory Agreement. The New Sub-Advisory Agreement would continue in force from year to year thereafter with respect to each Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Sub-Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting shares of the Fund, (iii) by Hamilton Lane on 60 days’ written notice to Wells Capital, or (iv) by Wells Capital upon 60 days’ written notice to the Trust and Hamilton Lane. In addition, the New Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate with respect to a Fund if the advisory agreement between Hamilton Lane and the Trust with respect to the Fund is terminated.

Under the New Sub-Advisory Agreement, Wells Capital will receive an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule, which is the same as the current fee schedule under the Wells Capital Sub-Advisory Agreement:

Fund	Fee
361 Domestic Long/Short Equity Fund	0.55% of the Fund’s daily net assets on first $1 billion; and 0.715% of the Fund’s daily net assets over $1 billion
361 Global Long/Short Equity Fund	0.625% of the Fund’s daily net assets on first $1 billion; and 0.8125% of the Fund’s daily net assets over $1 billion

All sub-advisory fees with respect to each Fund will be paid by Hamilton Lane and not the Funds. Because Hamilton Lane pays Wells Capital, there is no “duplication” of advisory fees paid.

Board Consideration of New Sub-Advisory Agreement

At its January meeting, the Board considered the New Sub-Advisory Agreement. In particular, the Board considered information previously reviewed by the Board at a meeting held on December 8-9, 2020, in connection with the Board’s annual review of the Wells Capital Sub-Advisory Agreement. In advance of its December 8-9, 2020, meeting, the Board received information about each Fund and the Wells Capital Sub-Advisory Agreement from Wells Capital, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Wells Capital’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to each Fund; reports comparing the performance of each Fund with returns of its Peer Group and Fund Universe for various periods ended September 30, 2020; and information regarding the sub-advisory fees of each Fund. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Sub-Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of Wells Capital were present during the Board’s consideration of the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by Wells Capital to the Funds. In doing so, the Board considered Wells Capital’s specific responsibilities in day-to-day portfolio management of each Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of each Fund. The Board also considered the overall quality of the organization and operations of Wells Capital, as well as its compliance structure. The Board noted that as the sole sub-advisor to each Fund, Wells Capital is primarily responsible for the day-to-day management of each Fund and its investment results, which the Board had discussed when considering the Funds’ advisory agreement with Hamilton Lane. The Trustees noted that Hamilton Lane was recommending the approval of the New Sub-Advisory Agreement with respect to each Fund. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Wells Capital to the 361 Domestic Long/Short Equity Fund and the 361 Global Long/Short Equity Fund were satisfactory.

Sub-Advisory Fees

The Board reviewed information regarding the sub-advisory fees charged by Wells Capital with respect to the Funds. Under the New Sub-Advisory Agreement, Wells Capital would be entitled to the same sub-advisory fees it was currently entitled to receive under the Wells Capital Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged to the 361 Global Long/Short Equity Fund was lower than the fee, which includes a management fee and an incentive fee, that Wells Capital charges to manage a commingled vehicle with similar objectives and policies as the 361 Global Long/Short Equity Fund; was within the range or higher than the advisory fees that Wells Capital charges to sub-advise two mutual funds with similar objectives and policies as the 361 Global Long/Short Equity Fund; and was higher than the fee Wells Capital charges to manage a UCITS fund affiliated with Wells Capital, using similar strategies as the 361 Global Long/Short Equity Fund. The Board noted that the mutual fund for which Wells Capital charges a lower sub-advisory fee was an original investor in the global long/short strategy. The Board also noted that Wells Capital does not manage any other accounts with the same objectives and policies as the 361 Domestic Long/Short Equity Fund, and therefore it did not have a good basis for comparing that Fund’s sub-advisory fee with those of other similar client accounts of Wells Capital. The Board considered that Hamilton Lane will pay Wells Capital’s sub-advisory fees. The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Wells Capital under the New Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services proposed to be provided by Wells Capital to each Fund.

Benefits to the Sub-Advisor

The Board also considered the benefits received by Wells Capital as a result of its relationship with the Funds, other than the receipt of its sub-advisory fees, including any research made available to it by broker-dealers that provide execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Wells Capital’s compliance program, and the intangible benefits of Wells Capital’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusion

Based on its review, including its consideration of the fact that Wells Capital’s compensation under the proposed New Sub-Advisory Agreement for each Fund is the same as its compensation under the Wells Capital Sub-Advisory Agreement, the Board concluded that Wells Capital would have the capabilities, resources and personnel necessary to manage each Fund, and that in light of the services to be provided by Wells Capital to each Fund the proposed compensation to be paid to it under the New Sub-Advisory Agreement with respect to each Fund is fair and reasonable, and that approval of the New Sub-Advisory Agreement is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN HAMILTON LANE AND WELLS CAPITAL WITH RESPECT TO THEIR FUND(S).

PROPOSAL 5 – APPROVAL OF THE “MANAGER OF MANAGERS” ARRANGEMENT

Based on the recommendation of 361 Capital and Hamilton Lane, the Board of Trustees believes that it is in the best interests of each Fund and its respective shareholders to provide Hamilton Lane and the Board with increased flexibility to recommend, supervise, evaluate and change unaffiliated sub-advisors of a Fund without incurring the significant delay and expense associated with obtaining prior shareholder approval and has called the Special Meeting to ask shareholders of each Fund to consider and vote on the implementation of a “manager of managers” arrangement for their respective Fund.

Without the approval of the “manager of managers” arrangement, a shareholder meeting (such as the Special Meeting) would be required before a Fund appoints an unaffiliated sub-advisor or materially amends a sub-advisory agreement with an existing unaffiliated sub-advisor. Additionally, a Fund would have to seek shareholder approval of a new sub-advisory agreement with respect to the Fund if an unaffiliated sub-advisor undergoes a change in control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne directly or indirectly by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the Board and Hamilton Lane to make decisions regarding unaffiliated sub-advisory services solely with regard to merit and without factoring into the decisions the significant costs and time delays associated with seeking and obtaining shareholder approval. The Board and Hamilton Lane anticipate that a “manager of managers” arrangement will permit the Funds to operate more efficiently and cost-effectively.

If the “manager of managers” arrangement is approved by shareholders of a Fund, the Board of Trustees will oversee the selection and engagement of sub-advisors for the Fund. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two-year period. Prior to entering into, renewing or amending a sub-advisory agreement, Hamilton Lane and the relevant sub-advisor will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding that agreement.

The approval of the “manager of managers” arrangement does not affect the amount of investment advisory fees paid by the Funds. When entering into and amending sub-advisory agreements, Hamilton Lane will negotiate fees paid to the sub-advisors for their services. The fees paid to Hamilton Lane by the Funds will be considered by the Board in approving and renewing the advisory agreement and sub-advisory agreements.

Proposal 5 does not limit the fees paid by Hamilton Lane to a sub-advisor except as described in the following paragraph. Subject to such restriction, the actual level of such fees with respect to each sub-advisor will be negotiated by Hamilton Lane and will be considered by the Board in approving and renewing sub-advisory agreements.

Under Proposal 5, shareholder approval will continue to be required to increase the aggregate advisory fee rate paid by a Fund. However, shareholder approval will not be required if a Fund hires a new sub-advisor, so long as the aggregate fee rate paid by the Fund does not increase.

Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order (an “Order”) that provides relief from the provisions of Section 15(a) of the 1940 Act and from certain related shareholder disclosure obligations. These provisions of the 1940 Act require that shareholders approve advisory agreements (including any sub-advisory agreements), approve any material amendments to such agreements, and disclose fees paid to each sub-advisor separately rather than on an aggregated basis. 361 Capital has previously filed a request for such exemptive relief and the SEC granted the Order on January 29, 2019. The Order is subject to the condition that a Fund’s shareholders approve the “manager of managers” arrangement prior to reliance on the Order. Hamilton Lane and the Trust intend to file a request for similar exemptive relief with the SEC in the near future.

If a Fund’s shareholders approve Proposal 5, Hamilton Lane and the Board of Trustees would be authorized to (1) engage new or additional unaffiliated sub-advisors for the Fund; (2) enter into and modify existing sub-advisory agreements for the Fund with unaffiliated sub-advisors; and (3) terminate and replace sub-advisors for the Fund with unaffiliated sub-advisors without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. Shareholder approval will still be required for the appointment of an affiliated sub-advisor. Each Fund would be authorized to disclose fees paid to sub-advisors on an aggregated basis rather than separately. Under the terms and conditions of the Order, the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-advisor, a Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto. For a complete list of the conditions likely to be imposed by the terms and conditions of an Order, please refer to Appendix C. Additional or different conditions may be imposed by the Securities and Exchange Commission in the Order ultimately granted. However, there is no guarantee that the Order will be granted.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE IMPLEMENTATION OF THE “MANAGER OF MANAGERS” ORDER WITH RESPECT TO THEIR FUND(S).

SECTION 15(f) SAFE HARBOR

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•	First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on either Fund as a result of the Transaction.

•	Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Board currently satisfies this condition.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Funds. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

•	Attend the Special Meeting in person;
•	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card(s);
•	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund(s). You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Quorum and Voting Requirements

Only shareholders of record on February 10, 2021, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of a Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for each Fund are listed in Appendix D.

Required Vote

Approval of Proposals 1-5 will each require the affirmative vote of a majority of the outstanding shares of the applicable Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

The approval of the New Agreements by shareholders of a Fund is not dependent upon the approval of the New Agreements by shareholders of the other Fund; however, if shareholders do not approve the New Advisory Agreement with respect to the 361 Global Long/Short Equity Fund, then the Transaction will likely not close and 361 Capital and Wells Capital will continue to serve as the investment advisor and sub-advisor, respectively, to both Funds.

The approval of each New Sub-Advisory Agreement is dependent upon the approval of the corresponding New Advisory Agreement by shareholders of the applicable Fund. If the shareholders of a given Fund do not approve the New Advisory Agreement with respect to that Fund, then the New Sub-Advisory Agreement with respect to that Fund will not go into effect. If the New Advisory Agreement is approved with respect to a Fund but the corresponding New Sub-Advisory Agreement is not, it is possible the Transaction will not close and Hamilton Lane will decide not to serve as investment advisor to the Fund, in which case 361 Capital and Wells Capital will continue as the investment advisor and sub-advisor, respectively, to the Fund.

Adjournments

If a quorum of shareholders of the Fund(s) is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund(s) to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund(s) may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund(s) may be adjourned from time to time by a majority of the votes of the Fund(s) properly cast upon the question of adjourning the Special Meeting of the Fund(s) to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund(s) may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because each proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

361 and Hamilton Lane will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of 361 Capital, without additional compensation, may solicit proxies by telephone. Okapi Partners has also been engaged to assist in the solicitation of proxies, at an estimated cost of $100,000. 361 Capital and Hamilton Lane will pay all of the costs of Okapi Partners related to the solicitation of the Funds’ proxies.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Hamilton Lane or Wells Capital. In addition, since January 1, 2019, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which 361, Hamilton Lane or Wells Capital, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for each Fund are listed in Appendix E.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. MFAC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust. Counsel to the Independent Trustees is Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request. Requests for such reports should be directed to the 361 Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-736-1227.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-736-1227.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST

AND

Hamilton lane ADVISORS, L.L.C.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ______________, 2021, is entered into by and between Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Hamilton Lane Advisors, L.L.C., a Delaware limited liability company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b) In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (x) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (y) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b) will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of each Fund all non-public records and other information related to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund and provided that the foregoing confidentiality provisions shall not apply to information that (i) is or becomes publicly available other than as a result of disclosure by the Advisor in violation of this clause; (ii) is or becomes available to the Advisor or its representatives from a source other than a Fund or an agent of a Fund, which source, to the knowledge of the Advisor or its representatives, does not have an obligation of confidentiality to either Fund with respect to such information; (iii) was already in the Advisor’s possession or the possession of its representatives prior to receiving such information from a Fund or an agent of a Fund or (iv) was developed independently by the Advisor or its representatives without use of the information;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e) will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation reasonable requests for full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

8. Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of information provided in writing by the Advisor to the Trust or a co-administrator of the Trust for inclusion in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), or reviewed and not objected to by the Advisor, including (without duplication of the foregoing) information appearing in each Fund’s prospectus in response to Item 4 or Item 9 of Form N-1A relating to such Fund’s principal investment strategies and related risks, Item 16 of Form N-1A relating to such Fund’s investments and risks, and any information regarding the Advisor, its personnel, its brokerage allocation and other practices, and its policies and procedures, except, in each case, for information supplied by the co-administrators of the Trust or another third party for inclusion in such materials. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST on behalf of each Fund

By:
Name:
Title:

THE ADVISOR:

HAMILTON LANE ADVISORS, L.L.C.

By:
Name:
Title:

Appendix A

Fund	Advisor Fee	Effective Date
361 Domestic Long/Short Equity Fund	1.10%	4/1/2021
361 Global Long/Short Equity Fund	1.25%	4/1/2021

APPENDIX B

SUB-ADVISORY AGREEMENT

BETWEEN

HAMILTON LANE ADVISORS, L.L.C.

AND WELLS CAPITAL MANAGEMENT, INC.

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______, 2021, is entered into by and between Hamilton Lane Advisors, L.L.C., a Delaware limited liability company with its principal office and place of business at One Presidential Boulevard, 4th Floor, Bala Cynwyd, Pennsylvania 19004 (the “Advisor”) and Wells Capital Management, Inc., a registered investment adviser located at 525 Market Street, San Francisco, CA 94105 (the “Sub-advisor”).

WHEREAS, the Advisor has entered into an Investment Advisory Agreement dated ___________, 2021 (the “Advisory Agreement”) with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 2235 W. Galena Street, Milwaukee, WI 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (each a “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Sub-advisor’s services to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a) The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c) The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d) The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e) The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f) The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g) The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h) The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i) For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b) During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c) No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a) The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b) The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to the Fund as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months with respect to the Fund, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, (ii) by a vote of a majority of the outstanding voting securities of the Fund, (iii) by the Advisor on 60 days’ written notice to the Sub-advisor, or (iv) by the Sub-advisor on 60 days’ written notice to the Trust. This Agreement will terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a) It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d) It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(a) hereof.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware. Any legal suit, action or proceedings related to, arising out of or concerning the Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objections that their Designated Court is an inconvenient forum.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement. This Agreement does not, and is not intended to, create a third-part beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

HAMILTON LANE ADVISORS, L.L.C.

Name:
Title:

WELLS CAPITAL MANAGEMENT, INC.

Name:
Title:

Appendix A

Series of the Trust:

361 Global Long/Short Equity Fund

361 Domestic Long/Short Equity Fund

Appendix B

Fees and Expenses:

Fund	Fee
361 Global Long/Short Equity Fund	0.625% of the Fund’s daily net assets on first $1B
0.8125% of the Fund’s daily net assets over $1B
361 Domestic Long/Short Equity Fund	0.55% of the Fund’s daily net assets on first $1B
0.715% of the Fund’s daily net assets over $1B

APPENDIX C

TYPICAL TERMS AND CONDITIONS OF “MANAGER OF MANAGERS”
EXEMPTIVE RELIEF

Applicants agree that any order of the Commission granting the requested relief will be subject to the following conditions:

1.	Before a Subadvised Series may rely on the order requested in the Application, the operation of the Subadvised Series in the manner described in this Application, will be, or has been, approved by a majority of the Subadvised Series’ outstanding voting securities as defined in the 1940 Act, or, in the case of a new Subadvised Series whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before such Subadvised Series’ shares are offered to the public.

2.	The prospectus for each Subadvised Series will disclose the existence, substance, and effect of any order granted pursuant to this Application. Each Subadvised Series will hold itself out to the public as employing the multi-manager structure described in this Application. Each prospectus will prominently disclose that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

3.	The Adviser will provide general management services to a Subadvised Series, including overall supervisory responsibility for the general management and investment of the Subadvised Series’ assets. Subject to review and approval of the Board, the Adviser will (a) set a Subadvised Series’ overall investment strategies, (b) evaluate, select, and recommend Sub-Advisers to manage all or a portion of a Subadvised Series’ assets, and (c) implement procedures reasonably designed to ensure that Sub-Advisers comply with a Subadvised Series’ investment objective, policies and restrictions. Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate a Subadvised Series’ assets among multiple Sub-Advisers; and (b) monitor and evaluate the performance of Sub-Advisers.

4.	A Subadvised Series will not make any Ineligible Sub-Adviser Changes without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Subadvised Series.

5.	A Subadvised Series will inform shareholders of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the Modified Notice and Access Procedures.

6.	At all times, at least a majority of the Board will be Independent Board Members, and the selection and nomination of new or additional Independent Board Members will be placed within the discretion of the then-existing Independent Board Members.

7.	Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Board Members. The selection of such counsel will be within the discretion of the then-existing Independent Board Members.

8.	The Adviser will provide the Board, no less frequently than quarterly, with information about the profitability of the Adviser on a per Subadvised Series basis. The information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

9.	Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

10.	Whenever a sub-adviser change is proposed for a Subadvised Series with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Subadvised Series and its shareholders, and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

11.	No Board Member or officer of a Subadvised Series, or partner, director, manager, or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person), any interest in a Sub-Adviser, except for (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

12.	Each Subadvised Series will disclose the Aggregate Fee Disclosure in its registration statement.

13.	In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that requested in the Application, the requested order will expire on the effective date of that rule.

14.	Any new Sub-Advisory Agreement or any amendment to a Subadvised Series’ existing Investment Management Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Subadvised Series will be submitted to the Subadvised Series’ shareholders for approval.

APPENDIX D

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of February 10, 2021
361 Domestic Long/Short Equity Fund
Investor Class	254,622.885
Class I	706,544.831
Class Y	467,867.526
Total	1,429,035.242
361 Global Long/Short Equity Fund
Investor Class	1,122,476.485
Class I	15,940,781.454
Class Y	42,462,097.649
Total	59,525,355.588

APPENDIX E

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list the Funds’ principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of a Fund.

361 Domestic Long/Short Equity Fund

Shareholder Name and Address	Percentage of Shares Owned as of February 10, 2021
Investor Class
Pershing LLC Jersey City, NJ 07399	56.63%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	18.18%
Class I
Pershing LLC Jersey City, NJ 07399	34.46%
TD Ameritrade Inc. For the benefit of our clients Omaha, NE 68103	31.44%
LPL Financial Omnibus Customer Account San Diego, CA 92121	7.31%
Class Y
Maril Co FBI JI Milwaukee, WI 53223	76.01%
TD Ameritrade Inc. For the benefit of our clients Omaha, NE 68103	18.38%
Saxon Co. Cleveland, OH 44101	5.61%

361 Global Long/Short Equity Fund

Shareholder Name and Address	Percentage of Shares Owned as of February 10, 2021
Investor Class
TD Ameritrade Inc. For the benefit of our clients Omaha, NE 68103	25.63%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	50.07%
Pershing LLC Jersey City, NJ 07399	7.73%
Class I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	14.10%
UBS Financial Services Weehawken, NJ 07086	12.37%
Wells Fargo Clearing Services LLC Special custody account Saint Louis, MO 63103	10.69%
LPL Financial Omnibus Customer Account San Diego, CA 92121	8.94%
Class Y
Pershing LLC Jersey City, NJ 07399	60.55%
SEI Private Trust Company Oaks, PA 19456	11.20%
MAC Co. Pittsburgh, PA 15258	6.40%

The following table list the Funds’ control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

361 Domestic Long/Short Equity Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of February 10, 2021
Pershing LLC	NJ	27.13%

361 Global Long/Short Equity Fund

Control Persons	Jurisdiction	Percentage of Shares Owned as of February 10, 2021
Pershing LLC	NJ	43.29%

PROXY PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 17, 2021
2220 E. ROUTE 66, SUITE 226, GLENDORA, CALIFORNIA 91740

361 DOMESTIC LONG/SHORT EQUITY FUND

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby revokes any previous proxy and appoints Diane Drake and Evan Robledo, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of the above-mentioned Fund to be held on March 17, 2021 at 11:00 a.m., Pacific Time, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora California 91740, and at any or all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 629-6355** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST)

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **WWW.OKAPIVOTE.COM/361Capital2021** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on March 17, 2021

PROXY PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 17, 2021
2220 E. ROUTE 66, SUITE 226, GLENDORA, CALIFORNIA 91740

361 GLOBAL LONG/SHORT EQUITY FUND

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby revokes any previous proxy and appoints Diane Drake and Evan Robledo, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of the above-mentioned Fund to be held on March 17, 2021 at 11:00 a.m., Pacific Time, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora California 91740, and at any or all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 629-6355** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST)

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **WWW.OKAPIVOTE.COM/361Capital2021** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on March 17, 2021